EXHIBIT 10.1

                    MEDIATECH STOCK PURCHASE AGREEMENT




                     INDEPENDENT TELEMEDIA GROUP, INC.

                                    AND

                            THE STOCKHOLDERS OF

                              MEDIATECH, INC.

                         STOCK PURCHASE AGREEMENT



                    INDEPENDENT TELEMEDIA GROUP, INC.

                                    AND

                            THE STOCKHOLDERS OF

                              MEDIATECH, INC.

                         STOCK PURCHASE AGREEMENT



AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE 1 - PLAN OF STOCK PURCHASE . . . . . . . . . . . . .  1

       Section 1.1 Share Exchange. . . . . . . . . . . . . .  1

ARTICLE 2 - CLOSING. . . . . . . . . . . . . . . . . . . . .  2

       Section 2.1 The Closing and the Closing Date. . . . .  2

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES . . . . . . . . .  2

       Section 3.1 Representations and Warranties by
          Mediatech . . . . . . . . . . . . . . . . . . . . . 2
       Section 3.2 Representations and Warranties by the
     Acquiror. . . . . . . . . . . . . . . . . . . . . . . . .9

ARTICLE 4 - ACTIONS AND OBLIGATIONS OF THE ACQUIROR, MEDIATECH
       AND THE STOCKHOLDERS BEFORE AND AFTER THE CLOSING AND
       SECURITIES ACT MATTERS. . . . . . . . . . . . . . . .  16

       Section 4.1 Actions of Mediatech Pending Closing. . .  16
       Section 4.2 Actions of Acquiror Pending Closing . . .  18
       Section 4.3 Undertakings of Acquiror,  Mediatech
          and the Stockholders . . . . . . . . . . . . . . .  20

ARTICLE 5 - CONDITIONS PRECEDENT . . . . . . . . . . . . . .  21

       Section 5.1 Conditions Precedent to Obligations of Baur
          and the Stockholders. . . . . . . . . . . . . . . . 21
       Section 5.2 Conditions Precedent to Obligations of
     Acquiror . . . . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE 6 - POST CLOSING COVENANTS . . . . . . . . . . . . .  26

       Section 6.1 Unregistered Securities/Exemption from
     Registration . . . . . . . . . . . . . . . . . . . . . . 26
       Section 6.2 Lock-Up . . . . . . . . . . . . . . . . .  27
       Section 6.3 Reports Under Securities Exchange Act
          of 1934 . . . . . . . . . . . . . . . . . . . . . . 27
       Section 6.4 Registration Rights . . . . . . . . . . .  28

ARTICLE 7 - NATURE AND SURVIVAL OF REPRESENTATIONS AND
       WARRANTIES. . . . . . . . . . . . . . . . . . . . . .  28

       Section 7.1 Nature and Survival of Representations and
          Warranties . . . . . . . . . . . . . . . . . . . .  28

ARTICLE 8 - MISCELLANEOUS. . . . . . . . . . . . . . . . . .  29

       Section 8.1 Amendment and Waiver. . . . . . . . . . .  29
       Section 8.2 Board of Directors. . . . . . . . . . . .  29
       Section 8.3 Covenants Not to Compete. . . . . . . . .  29
       Section 8.4 Assignment. . . . . . . . . . . . . . . .  29
       Section 8.5 Notices . . . . . . . . . . . . . . . . .  30
       Section 8.6 Paragraph and Other Headings. . . . . . .  31
       Section 8.7 Severability. . . . . . . . . . . . . . .  31
       Section 8.8 Colorado Law to Apply . . . . . . . . . .  31
       Section 8.9 Parties in Interest . . . . . . . . . . .  31
       Section 8.10Attorneys' Fees . . . . . . . . . . . . .  31
       Section 8.11Counterparts. . . . . . . . . . . . . . .  32
       Section 8.12Integrated Agreement. . . . . . . . . . .  32


                             MEDIATECH, INC.

                         STOCK PURCHASE AGREEMENT


       This Stock Purchase Agreement is entered into in Chicago, Illinois this 27th day of January, 1995, by and among Independent TeleMedia Group, Inc., a Colorado corporation (hereinafter referred to as the "Acquiror"), Thomas H. Baur (hereinafter referred to as "Baur"), William Scheer (hereinafter referred to as "Scheer") and Peter Wouters (hereinafter referred to as "Wouters") (each of Baur, Scheer and Wouters are sometimes hereinafter referred to individually as "Stockholder" and collectively as "Stockholders"), owners of all of the shares of Common Stock of Mediatech, Inc. (hereinafter "Mediatech"), and with respect to Sections 3.1, 4.1, 7.1 and 8.3, Mediatech. Acquiror intends to acquire from the Stockholders all or substantially all of the issued and outstanding Common Stock of Mediatech, whereby Mediatech becomes a substantially owned or wholly owned subsidiary of Acquiror.

                                 AGREEMENT

       In order to consummate such stock purchase, the parties hereto, in consideration of the mutual agreements and on the basis of the representations and warranties hereinafter set forth, do hereby agree as follows:


                                 ARTICLE 1

                          PLAN OF STOCK PURCHASE

       Section 1.1 Share Exchange. Subject to the terms of this Stock Purchase Agreement (the "Agreement") at the Closing on the Closing Date, and in full consideration for the assignment, transfer, and delivery to the Acquiror by the Stockholders of all or substantially all of the issued and outstanding shares of Common Stock of Mediatech ("Mediatech's Common Stock"), the Stockholders shall receive an aggregate of 900,000 shares of the $.001 par value per share Common Stock of the Acquiror ("Acquiror's Common Stock"), promissory notes (the "Promissory Notes") in the aggregate of $6,200,000 less sums attributable to a calculation (the "Loan Adjustment Calculation") hereinafter described, and an aggregate of $3,000,000 cash. The cash, Acquiror's Common Stock, and the Promissory Notes shall be shared, on a pro rata basis, among the Stockholders of Mediatech in accordance with their percentage ownership of Mediatech on the Closing Date. The amount of consideration paid for 100% of the issued and outstanding shares shall be reduced, on a pro rata basis, by the number of shares of Mediatech owned by Stockholders who refuse to participate in this Stock Purchase Agreement (the "Declining Stockholders"). The Declining Stockholders shall remain minority stockholders of Mediatech. The number of shares to be issued to the Stockholders shall be adjusted, as necessary, to account for any forward or reverse stock splits, stock dividends, or any other increases or reductions of the number of Acquiror's shares outstanding without receiving compensation therefor in money, property, or services. The Promissory Note, attached hereto as Schedule 1.1, shall require Acquiror, commencing twelve (12) months from the closing date, to make payments in quarterly installments of $125,000 per quarter, including accrued interest at the rate of eight percent (8%) per annum until the ten year anniversary of the Closing Date at which time any unpaid principal sum balance and any accrued and unpaid interest shall be paid in full. The shares of Acquiror's Common Stock to be issued to the Stockholders shall bear a restrictive legend, and shall be subject to the lock-up provisions provided in Section 6.2 hereinafter. The aggregate principal amount of the Promissory Notes shall be reduced by the Loan Adjustment Calculation, which is equal to the product of nine hundred thousand (900,000) times the average closing bid price on Nasdaq (market price) of the Acquiror's Common Stock for a period of 60 trading days commencing the day following closing. Payments on the Note(s) may be offset to the extent of liabilities of Mediatech not disclosed in Mediatech's Financial Statements or in
Schedule 3.1(2)(b).

                                 ARTICLE 2

                                  CLOSING

       Section 2.1 The Closing and the Closing Date. The closing (the "Closing") shall be held at the offices of Wildman, Harrold, Allen & Dixon at 10:00 a.m., within five (5) days following the execution of this Agreement (the "Closing Date"). At the Closing and on the Closing Date, the Stockholders executing the Agreement shall deliver all of their common shares of Mediatech owned by them. At the Closing and on the Closing Date, the Stockholders shall receive in exchange for their shares of Mediatech, their pro rata portion of the consideration as described in Section 1.1, including the cash, Promissory Note, and shares of Acquiror's Common Stock. Mediatech shall become a substantially owned subsidiary of Acquiror.

                                 ARTICLE 3

                      REPRESENTATIONS AND WARRANTIES

       Section 3.1 Representations and Warranties by Mediatech.
As a material inducement to the Acquiror to execute and perform its obligations under this Agreement, Mediatech represents and warrants to the Acquiror as follows:

          (1) Organization and Standing of Mediatech. Mediatech is a corporation duly organized and validly existing and in good standing under the laws of the State of Illinois. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. Mediatech has no subsidiaries and, further, has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association, or business other than as disclosed in Schedule 3.1(1) attached hereto.

          (2)(a)Capitalization and Indebtedness for Borrowed Moneys. Mediatech is duly and lawfully authorized by its Articles of Incorporation, as amended, to issue 1,000 shares of Common Stock, no par value per share, of which 197 shares are validly issued and outstanding on the date of this Agreement. Mediatech has no treasury stock. Further, Mediatech has no other authorized series or class of stock. All the outstanding shares of Mediatech's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

          (b) Mediatech is not presently liable on account of any indebtedness for borrowed moneys, except as reflected in the financial statements described in subparagraph (5) , below. The borrowed indebtedness as of the Closing Date will be set forth in Schedule 3.1(2)(b) to be attached hereto.

          (c) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which Mediatech is or may be obligated to issue or purchase shares of its capital stock.

          (3) Ownership of Mediatech's Common Stock. To the best of Mediatech's knowledge , (i) the shares of Common Stock of Mediatech are held by the persons set forth in
     Schedule 3.1(3) of this Agreement, free and clear of all liens, claims, encumbrances, and restrictions of every kind;
     (ii) Schedule 3.1(3) of this Agreement contains a complete and accurate list of all of the Stockholders of Mediatech and the shares of its Common Stock held by each; (iii) each Stockholder has full legal right, power, and authority to sell, assign, and transfer his shares of Common Stock of Mediatech; and (iv) the delivery of such shares to the Acquiror pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, claims, and restrictions of every kind.

          (4) Stockholders' Authority. To the best of Mediatech's knowledge, this Agreement constitutes a valid and binding obligation of the Stockholders enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). To the best of Mediatech's knowledge, no provision of any contract to which any of the stockholders is a party or otherwise bound, prevents any of the Stockholders from delivering good title to their shares of such capital stock in the manner contemplated hereunder.

          (5) Financial Statements. Mediatech has furnished the Acquiror with unaudited financial statements of Mediatech as of December 31, 1994, and audited financial statements as of December 31, 1991, 1992 and 1993 (hereinafter referred to as "Mediatech's Financial Statements"). All such financial statements present fairly the financial condition of Mediatech at such date, and the results of its operations for the period therein specified, and the audited Financial Statements were prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods.

          Specifically, but not by way of limitation, Mediatech's Financial Statements disclose all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of Mediatech at the date thereof and include appropriate reserves for all taxes and other liabilities accrued or due at such date, but not yet payable.

          (6) Present Status. Other than as described herein or in the Schedules attached hereto, Mediatech has not, since December 31, 1994:

          (a) Incurred any material obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which materially adversely affects the business or prospects of Mediatech;

          (b) Discharged or satisfied any material liens or encumbrances, or paid any material obligation or liability, absolute, accrued, contingent, or otherwise and whether due or to become due, other than (i) current liabilities shown on Mediatech's Financial Statements (exclusive of the borrowed indebtedness specified in Section 3.1(2)(b)) and current liabilities incurred since the close of business on the date of Mediatech's Financial Statements, in each case, in the ordinary course of business and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees and costs);

          (c) Declared or made any payment or distribution to its stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Common Stock or other securities;

          (d) Mortgaged, pledged, or subjected to lien, or any other encumbrances or charges, any of its assets, tangible or intangible;

          (e) Sold or transferred any of its assets except for inventory sold in the ordinary course of business or canceled any debt or claim;

          (f)   Suffered any damage, destruction, or loss
     (whether or not covered by insurance) affecting the properties, business, or prospects of Mediatech, or waived any rights of material value;

          (g) Except with respect to this Agreement, entered into any material transaction other than in the ordinary course of business;

          (h) Encountered any labor difficulties or labor union organizing activity or loss of key people which will materially adversely affect the business or prospects of Mediatech.

          (7) Litigation. Except as disclosed in Mediatech's Financial Statements or Schedule 3.1(7), there are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against Mediatech which would materially affect it, its properties, assets, or business; and Mediatech is not aware of an facts which to its knowledge might result in any action, suit, arbitration, or other proceeding which in turn might result in any material adverse change in the business or condition (financial or otherwise) of Mediatech or its properties or assets other than as disclosed in Schedule 3.1(7) attached hereto. Mediatech is not in default with respect to any judgment, order, or decree of any court or any government agency or instrumentality.

          (8) Compliance With the Law and other Instruments. To the best of Mediatech's knowledge, the business operation of Mediatech has been and is being conducted in material compliance with all applicable laws, rules, and regulations of all authorities. Except as otherwise disclosed in
     Schedule 3.1(8), Mediatech is not in violation of, or in default under, any term or provision of its Articles of Incorporation, as amended, or its Bylaws, as amended, or of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of Mediatech, or which would prohibit the Stockholders from entering into this Agreement or prevent consummation of the exchange of securities contemplated by this Agreement.

          (9) Title to Properties and Assets. Mediatech has good and marketable title to all its properties and assets, including without limitation those reflected in Mediatech's Financial Statements and those used or located on property controlled by Mediatech in its business on December 31, 1994 and acquired thereafter (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed in Mediatech's Financial Statements as securing specified liabilities; or
     (b)  do not materially adversely affect the use thereof.
     The buildings and equipment of Mediatech are in good condition and repair, reasonable wear and tear excepted. Mediatech has not been, to the knowledge of any officer of Mediatech, threatened with any action or proceeding under any building or zoning ordinance, regulation, or law.
     Except as otherwise provided in Section 8.3 of this Agreement, Mediatech owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all patents, trade secrets, copyrights, procedures, techniques, business plans, methods of management, or other information utilized in connection with Mediatech's business. To the best of Mediatech's knowledge, the products Mediatech manufactures and/or markets and its plan of operation do not infringe on the patents, copyrights, trade secrets, or other proprietary rights of any third person.

          (10) Mediatech Leases. All leases between Baur (including his affiliates) and Mediatech are at approximate "market" or below. Any leases which do not so qualify will be renegotiated by Mediatech to base rates that are so qualified as may be set by consultation with a mutually agreed to commercial real estate expert.

          (11) Schedules of Leases, Insurance and Assets. Prior to the Closing Date, Mediatech will have delivered to the Acquiror, to be attached as Schedule 3.1(11)(a) hereto, a separate Schedule of Leases, specifically referring to this paragraph, containing a true and complete description of each indenture, lease, sublease, or any instrument under which Mediatech claims or holds a leasehold interest; and a complete schedule of all fire and other casualty and ability policies of Mediatech in effect at the time of delivery of said schedule. Mediatech has good and valid leasehold interests in such properties and all such instruments are in effect and enforceable according to their respective terms. Prior the Closing Date, Mediatech will have delivered to Acquiror, to be attached as Schedule 3.1(11)(b) hereto, a copy of an Asset Value Appraisal dated July, 1994, which appraisal shall contain a description of all machinery and equipment, shop and material handling facilities, office furniture and business machines and other items related thereto at Mediatech's Chicago, Illinois, Niles, Illinois and New York, New York facilities.

          (12) Creditor's Arrangements. Mediatech has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against Mediatech.

          (13) Contracts and Other Obligations. Except with respect to this transaction, Mediatech is not a party to, or otherwise bound by, any written or oral:

          (a) Contract or agreement not made in the ordinary course of business, except as disclosed on Schedule
     3.1(13)(a) hereto;

          (b) Employment or consultant contract which is not terminable at will without cost or other liability to Mediatech or any successor, except as disclosed on Schedule
     3.1(13)(b) hereto;

          (c) Contract with any labor union, except as disclosed on Schedule 3.1(13)(c) hereto;

          (d) Bonus, pension, profit-sharing, retirement, share purchase, stock option, hospitalization, group insurance, or similar plan providing employee benefits except as disclosed on Schedule 3.1(13)(d) hereto;

          (e) Lease with respect to any property, real or personal, whether as lessor or lessee, except as disclosed on Schedule 3.1(13)(e) hereto;

          (f) Advertising contract or contract for public relations services, except as disclosed on Schedule
     3.1(13)(f) hereto;

          (g) Purchase, supply, or service contracts in excess of $10,000 each, or in the aggregate of $100,000 for all such contracts whether below or above $10,000, except as disclosed on Schedule 3.1(13)(g) hereto;

          (h) Deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt, or any other agreement or arrangement whereby any of the assets or properties of Mediatech are subjected to a lien, encumbrance, charge, or other restriction, except as disclosed on Schedule 3.1(13)(h) hereto;

          (i) Contract or other commitment continuing for a period of more than thirty days and which is not terminable without cost or other liability to Mediatech or its successor, except as disclosed on Schedule 3.1(13)(i) or other schedules hereto; or

          (j) Contract which (i) contains a redetermination of price or similar type of provision; or (ii) provides for a fixed price for goods or services sold, except as disclosed on Schedule 3.1(13)(j) hereto.

          Mediatech has in all material respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts, agreements, leases, documents, or other arrangements to which it is a party or by which it is otherwise bound. To the best of Mediatech's knowledge, all parties with whom Mediatech has contractual arrangements are in material compliance therewith and are not in default thereunder.

          (14) Changes in Compensation. Since December 31, 1994, there has not been any general pay increase to employees or any change in the rate of compensation, commission, bonus, or other remuneration payable to any officer, employee, director, agent, or stockholder of Mediatech other than in the ordinary course of business.

          (15) Inventories. Since December 31, 1994, Mediatech has continued to replenish its inventories in a normal and customary manner consistent with prior practice and prudent practice prevailing in the businesses of Mediatech, and will continue to do so until the Closing Date.

          (16) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers of Mediatech are complete and correct, and there have been no transactions involving the business of Mediatech which properly should have been set forth in said respective books, other than those set forth herein.

          (17) Brokers or Finders. All negotiations on the part of Mediatech relative to this Agreement and the transactions contemplated hereby have been carried on by Mediatech without the intervention of any person or as the result of any act of Mediatech in such manner as to give rise to any valid claim against Mediatech or the Acquiror for a brokerage commission, finder's fee, or other like payment, and any such claim shall be a liability of Mediatech and not the Acquiror or the Stockholders.

          (18) Absence of Certain Changes or Events.  Since
     December 31, 1994, there has not been any material adverse change in, or event or condition materially and adversely affecting, the condition (financial or otherwise), properties, assets, liabilities, or the business of Mediatech.

          (19) Taxes. Mediatech has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by Mediatech up to the date hereof. All of the foregoing returns are true and correct in all material respects and Mediatech has paid all taxes, interest and penalties shown on such returns or reports as being due. Mediatech has paid or made adequate provision in Mediatech's Financial Statements or its books and records for all taxes payable in respect of all periods ending on or before the date hereof. Mediatech has no material liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of Mediatech as of the Closing Date.

          (20) Environmental Matters. There are no actions, proceedings or investigations pending or, to the actual knowledge of Baur, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Mediatech with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To the actual knowledge of Mediatech: (i) there is no reasonable basis for the institution of any action, proceeding or investigation against Mediatech under any Environmental Law; (ii) Mediatech is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment; (iii) Mediatech is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body; (iv) Mediatech is in compliance with all applicable Environmental Laws; and (v) except as disclosed in Schedule 3.1(20), no real property used, owned, managed or controlled by Mediatech contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (a) violates any Environmental Law, or (b) otherwise would pose any significant health or safety risk unless remedial measures were taken. For purposes of this Agreement, "Environmental Laws" shall mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency, or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

     Section 3.2 Representations and Warranties by the
Acquiror. The Acquiror represents and warrants to Mediatech and the Stockholders as follows:

          (1) Organization and Standing of Acquiror. The Acquiror is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. The Acquiror has no subsidiaries and, further, has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association, or business other than as disclosed in Schedule 3.2(1) attached hereto.

          (2)(a) Capitalization and Indebtedness for Borrowed Moneys. The Acquiror is duly and lawfully authorized by its Articles of Incorporation, as amended, to issue 100,000,000 shares of Common Stock, $0.001 par value per share, of which 4,504,823 million shares are issued and outstanding as of the date hereof and 40,000,000 shares of Preferred Stock, $0.0001 par value per share, of which no shares are issued and outstanding. All shares of capital stock of the Acquiror were issued in compliance with state or federal securities laws. The Acquiror has no treasury stock and no other authorized series or class of stock. All the outstanding shares of the Acquiror's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. All of the Acquiror's Common Stock to be issued to the Stockholders in exchange for their shares of Mediatech's Common Stock shall be duly authorized, validly issued, fully paid, nonassessable, issued in compliance with state and federal securities laws and freely tradeable subject to the resale limitations of Rules 144 and 145 under the Securities Act of 1933, as amended, and the provisions of Section 6.1 of this Agreement.

          (b) The Acquiror is not presently liable on account of any indebtedness for borrowed moneys, except as reflected in the financial statements described in subparagraph (4), below.

          (c) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which the Acquiror is or may be obligated to issue or purchase shares of its capital stock other than as disclosed in Schedule 3.2
     (2)(c).

          (3) Acquiror's Authority. The execution, delivery, and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of the Acquiror enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). No provision of the Articles of Incorporation and any amendments thereto, Bylaws and any amendments thereto, minutes or share certificates of the Acquiror, or of any contract to which the Acquiror is a party or otherwise bound, prevents the Acquiror from delivering good title to its shares of such capital stock in the manner contemplated hereunder.

          (4) Financial Statements. The Acquiror has furnished Mediatech and the Shareholders with unaudited financial statements of the Acquiror as of December 31, 1994, and audited Financial Statements as of December 31, 1993, 1992 and 1991 (hereinafter referred to as the "Acquiror's Financial Statements"). All such financial statements present fairly the financial condition of the Acquiror at such date, and the results of its operations for the period therein specified, and were prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods.

          Specifically, but not by way of limitation, the Acquiror's Financial Statements disclose all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise and whether due or to become due) of the Acquiror at the date thereof and include appropriate reserves for all taxes and other liabilities accrued or due at such date, but not yet payable. The Acquiror owes no taxes based upon income of all taxable years and the Acquiror's Financial Statements reflect liability for taxes based upon income for the current year. All existing accounts and notes receivable on Acquiror's Financial Statements represent valid obligations of parties obligated to Acquiror arising from bona fide transactions, are current and there is no reason to believe that they will not be collected in full (without any counterclaim or set off) on or before the date such receivables are due.

          (5)   Present Status.  The Acquiror has not, since
     December 31, 1994:

          (a) Incurred any obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which adversely affects the business or prospects of the Acquiror;

          (b)   Discharged or satisfied any liens or
     encumbrances, or paid any obligation or liability, absolute, accrued, contingent, or otherwise and whether due or to become due, other than current liabilities shown on the Acquiror's Financial Statements and current liabilities incurred since the close of business on the date of the Acquiror's Financial Statements, in each case, in the ordinary course of business;

          (c) Declared or made any payment or distribution to its stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Common
     Stock or other securities;

          (d) Mortgaged, pledged, or subjected to lien, or any other encumbrances or charges, any of its assets, tangible or intangible;

          (e) Sold or transferred any of its assets except for inventory sold in the ordinary course of business or canceled any debt or claim;

          (f)   Suffered any damage, destruction, or loss
     (whether or not covered by insurance) affecting the properties, business, or prospects of the Acquiror, or waived any rights of substantial value;

          (g) Except with respect to this Agreement, entered into any transaction other than in the ordinary course of business;

          (h) Encountered any labor difficulties or labor union organizing activity or loss of key people which will adversely affect the business or prospects of the Acquiror.

          (6) Litigation. Except as disclosed in the Acquiror's Financial Statements or Schedule 3.2(6), there are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against the Acquiror which would affect it, its properties, assets, or business; and the Acquiror is not aware of any facts which to its knowledge might result in any action, suit, arbitration, or other proceeding which in turn might result in any material adverse change in the business or condition (financial or otherwise) of the Acquiror or its properties or assets other than as disclosed in Schedule 3.2(6) attached hereto. Any description of any such litigation in the Acquiror's Financial Statements is true and accurate in all material respects and discloses all material facts necessary in order to make the statements therein not misleading. The Acquiror is not in default with respect to any judgment, order, or decree, of any court or any government agency or instrumentality.

          (7)   Compliance With the Law and Other Instruments.
     To the best of Acquiror's knowledge, the business operation of the Acquiror has been and is being conducted in accordance with all applicable laws, rules, and regulations of all authorities. The Acquiror is not in violation of, or in default under, any term or provision of its Articles of Incorporation, as amended, or its Bylaws, as amended, or of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of the Acquiror, or which would prohibit the Acquiror from entering into this Agreement or prevent consummation of the exchange of securities contemplated by this Agreement.

          (8) Title to Properties and Assets. The Acquiror has good and marketable title to all its properties and assets, including without limitation those reflected in the Acquiror's Financial Statements and those used or located on property controlled by the Acquiror in its business on December 31, 1994 and acquired thereafter (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed in the Acquiror's Financial Statements as securing specified liabilities; or (b) do not materially adversely affect the use thereof. The buildings and equipment of the Acquiror are in good condition and repair, reasonable wear and tear excepted. The Acquiror has not been, to the knowledge of any officer of Acquiror, threatened with any action or proceeding under any building or zoning ordinance, regulation, or law. The Acquiror does not currently, nor has it in the past, owned fee simple title to any real property. The Acquiror owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all patents, trade secrets, copyrights, procedures, techniques, business plans, methods of management, or other information utilized in connection with Acquiror's business. To the best knowledge of Acquiror, the products it manufactures and/or markets and its plan of operation do not infringe on the patents, copyrights, trade secrets, or other proprietary rights of any third person.

          (9) Schedule of Leases . Prior to the Closing Date, the Acquiror will have delivered to Mediatech, to be attached as Schedule 3.2(9) hereto, a separate Schedule of Leases , specifically referring to this paragraph, containing a true and complete description of each indenture, lease, sublease, or any instrument under which the Acquiror claims or holds such leasehold interest. The Acquiror has good and valid leasehold interests in such properties and all such instruments are in effect and enforceable according to their respective terms.

          (10) Creditor's Arrangements. The Acquiror has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against the Acquiror.

          (11) Contracts and Other Obligations. The Acquiror is not a party to or otherwise bound by, any written or oral:

          (a) Contract or agreement not made in the ordinary course of business;

          (b)   Employment or consultant contract which is not
     terminable at will without        cost or other liability to
     the Acquiror or any successor, except as disclosed on
     Schedule 3.2(11)(b) hereto;

          (c)   Contract with any labor union;

          (d) Bonus, pension, profit-sharing, retirement, share purchase, stock option, hospitalization, group insurance, or similar plan providing employee benefits, except as disclosed in its filings with the Securities and Exchange
     Commission;

          (e) Lease with respect to any property, real or personal, whether as lessor or lessee;

          (f) Advertising contract or contract for public relations services;

          (g) Purchase, supply, or service contracts in excess of $1,000 each, or in the aggregate of $10,000 for all such contracts whether below or above $1,000;

          (h) Deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt, or any other agreement or arrangement whereby any of the assets or properties of the Acquiror are subjected to a lien, encumbrance, charge, or other restriction, except as disclosed on Schedule 3.2(11)(h) thereto;

          (i) Contract or other commitment continuing for a period of more then thirty days and which is not terminable without cost or other liability to the Acquiror or its successor; or

          (j) Contract which (i) contains a redetermination of price or similar type of provision; or (ii) provides for a fixed price for goods or services sold.

          (k) Contract or arrangement which will result in an excess parachute payment under Code Section 280G.

          The Acquiror has in all material respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts, agreements, leases, documents, or other arrangements to which it is a party or by which it is otherwise bound. To the best of Acquiror's knowledge, all parties with whom the Acquiror has contractual arrangements are in compliance therewith and are not in default thereunder.

          (12) Changes in Compensation. Since December 31, 1994, there has not been any general pay increase to employees or any change in the rate of compensation, commission, bonus, or other remuneration payable to any officer, employee, director, agent, or stockholder of the Acquiror.

          (13) Inventories. Since December 31, 1994, the Acquiror has continued to replenish its inventories in a normal and customary manner consistent with prior practice and prudent practice prevailing in the businesses of the Acquiror, and will continue to do so until the Closing Date.

          (14) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers of the Acquiror are complete and correct, and there have been no transactions involving the business of the Acquiror which properly should have been set forth in said respective books, other than those set forth therein.

          (15) Brokers or Finders. All negotiations on the part of the Acquiror relative to this Agreement and the transactions contemplated hereby have been carried on by Acquiror without the intervention of any person or as the result of any act of the Acquiror in such manner as to give rise to any valid claim against the Stockholders or Mediatech for a brokerage commission, finder's fee, or other like payment, and any such claim shall be a liability of the Acquiror and not the Stockholders or Mediatech.

          (16) Absence of Certain Changes or Events. Since December 31, 1994, there has not been any material adverse change in, or event or condition materially and adversely affecting, the condition (financial or otherwise), properties, assets, liabilities or, to the knowledge of Acquiror, the business or prospects of the Acquiror.

          (17) Taxes. The Acquiror has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by the Acquiror up to the date hereof. All of the foregoing returns are true and correct in all material respects and the Acquiror has paid all taxes, interest and penalties shown on such returns or reports as being due.
     The Acquiror has paid or made adequate provision in the Acquiror's Financial Statements or its books and records for all taxes payable in respect of all periods ending on or before the date hereof. Except for the Los Angeles business license sales tax for the period 1992-1993 for which the Acquiror has accrued the estimated liability, the Acquiror has no material liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of the Acquiror as of the Closing Date.

          (18) Environmental Matters. There are no actions, proceedings or investigations pending or, to the actual knowledge of the Acquiror, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by the Acquiror with CERCLA or any other Environmental Laws. To the actual knowledge of the Acquiror: (i) there is no reasonable basis for the institution of any action, proceeding or investigation against the Acquiror under any Environmental Law; (ii) the Acquiror is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment; (iii) the Acquiror is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body; (iv) the Acquiror is in compliance with all applicable Environmental Laws; and (v) no real property used, owned, managed or controlled by the Acquiror contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (a) violates any Environmental Law, or (b) otherwise would pose any significant health or safety risk unless remedial measures were taken.

          (19) SEC Filings. The Acquiror has filed with the SEC all reports and other documents required to be filed by the Acquiror pursuant to the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "34 Act"), and the applicable rules and regulations thereunder. As of their respective dates, each of such reports and other documents (including, without limitation proxy statements) complied in all material respects with the requirements of the Act and the 1934 Act and the applicable rules and regulations thereunder, and such reports and other documents contained, as of their respective dates, no untrue statements of any material facts nor omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (20) NASD Filings. The Acquiror has filed with the National Association of Securities Dealers ("NASD") all reports and other documents required to be filed by the Acquiror pursuant to applicable NASD rules and regulations governing corporate financings and the designation of securities for trading on the Nasdaq National Market System.

          (21) Indemnification Liabilities. Other than claims by Robert Lautz, Jr., a current officer and director, and Michael Avatar, a former officer and director, relating to the litigation described in the Acquiror's Financial Statements, there are no existing liabilities or facts known to Acquiror which would require Acquiror to indemnify its officers or directors for acts or omissions by such persons acting on behalf of Acquiror.


                                 ARTICLE 4

                 ACTIONS AND OBLIGATIONS OF THE ACQUIROR,
                 MEDIATECH AND THE STOCKHOLDERS BEFORE AND
               AFTER THE CLOSING AND SECURITIES ACT MATTERS

       Section 4.1 Actions of Mediatech Pending Closing.
Mediatech and the Stockholders covenant with the Acquiror that from the date hereof to and including the Closing Date:

          (1) Correct as of Closing. Each representation and warranty of Baur and Mediatech set forth in Paragraph 3.1 of this Agreement shall be true and correct on and as of the Closing Date.

          (2) Operations. Except with the prior written consent of the Acquiror to the contrary, which consent shall not be unreasonably withheld or delayed, Mediatech will:

          (a) Conduct its affairs and business only in the ordinary course of business;

          (b) Not create or incur any material liabilities other than current liabilities incurred in the ordinary course of business;

          (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind which is not otherwise disclosed in this Agreement;

          (d) Not make any capital expenditures, or capital additions or betterment, except as many be involved in ordinary repairs, maintenance, and replacement;

          (e) Not enter into any contract or commitment, except in the ordinary course of business, pursuant to which it will be obligated to expend, or entitled to receive, in excess of $100,000 annually;

          (f) Maintain its assets and properties in good condition and repair, and not sell, or otherwise dispose of, any of its material assets or properties, except sales out of inventory in the ordinary course of business;

          (g) Not declare or pay any dividend on, or make any other distribution upon, or purchase, retire, or redeem, any shares of its Common Stock, or set aside any funds for any such purpose;

          (h) Not issue or sell, or obligate itself to issue or sell any additional shares of its Common Stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation, or any interest in any business enterprise; provided, however, that Mediatech may, without the prior written consent of Acquiror, issue additional shares of its Common Stock to Baur in satisfaction of its indebtedness to Baur;

          (i) Not amend its Articles of Incorporation or Bylaws;

          (j) Except for payments made pursuant to Mediatech's Profit Participation and Executive Bonus Programs and contributions to Mediatech's 401(k) plan, not pay, or agree to pay, conditionally or otherwise, any bonus, extra compensation, pension, or severance pay to any director, stockholder, officer, consultant, agent, or employee under any pension plan or otherwise, or increase the compensation paid by it at December 31, 1994 to any officer, director, agent, consultant, or employee (except normal and customary increases);

          (k) Not discharge or satisfy any material lien, charge, or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on Mediatech's Financial Statements dated December 31, 1994 (exclusive of the borrowed indebtedness specified in Section 3.1(2)(b)), or current liabilities incurred since said date in the ordinary course of business, and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees and costs);

          (l) Except with respect to this transaction, not merge or consolidate, or obligate itself to do so, with, or into any other entity;

          (m) Not enter into any transactions, or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein; and

          (n) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body.

          (3) Access to Records. Baur and Mediatech will afford the Acquiror, its representatives, counsel, agents, and employees, at all reasonable times, and in a manner and under circumstances which will not cause unreasonable interference with the operation of Mediatech's business, access to all of the properties of Mediatech, and its books, files, records, insurance policies, and other corporate books and records, for the purpose of audit, inspection, and examination thereof, and will do, and cause Mediatech to do, everything reasonably necessary to enable the Acquiror to make a complete examination of the assets and properties of Mediatech, and the condition thereof. No such examination, however, shall constitute a waiver or relinquishment, on the part of the Acquiror, of its right to rely upon the covenants, representations, and warranties made by Mediatech and the Stockholders in the provisions of this Agreement.

          (4) Consultation. Baur and Mediatech will endeavor to keep the Acquiror apprised with respect to the operation and conduct of Mediatech's business prior to the Closing
     Date.

     Section 4.2 Actions of Acquiror Pending Closing.  The
Acquiror covenants with Mediatech that from the date hereof to and including the Closing Date:

          (1) Correct as of Closing. Each representation and warranty of the Acquiror set forth in Paragraph 3.2 of this Agreement shall be true and correct on and as of the Closing
     Date.

          (2) Operations. Except with the prior written consent of the Stockholders to the contrary, the Acquiror will:

          (a) Conduct its affairs and business only in the ordinary course of business;

          (b) Not create or incur any liabilities other than current liabilities incurred in the ordinary course of business;

          (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind;

          (d) Not make or become a party to any contract or commitment, or renew, extend, amend, or modify any contract or commitment, except in the ordinary course of business, or with the express written consent of the Stockholders;

          (e) Not make any capital expenditures or capital additions or betterment except as many be involved in ordinary repairs, maintenance, and replacement;

          (f) Not enter into any contract or commitment, except in the ordinary course of business, pursuant to which it will be obligated to expend, or entitled to receive, in excess of $25,000 in amount;

          (g) Maintain its assets and properties in good condition and repair, and not sell or otherwise dispose of any of its assets or properties, except sales out of inventory in the ordinary course of business;

          (h) Not declare or pay any dividend on or make any other distribution upon, or purchase, retire or redeem, any shares of its Common Stock, or set aside any funds for any such purpose;

          (i) Not issue or sell or obligate itself to issue or sell any additional shares of its Common Stock (other than as identified on Schedule 3.2(2)), whether or not such shares have been previously authorized or issued, or, except as otherwise provided in Section 5.2(11), issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation or any interest in any business enterprise;

          (j) Not amend its Articles of Incorporation or Bylaws;

          (k) Not pay or agree to pay, conditionally or otherwise, any bonus, extra compensation, pension, or severance pay to any director, stockholder, offer, consultant, agent, or employee under any pension plan or otherwise, or increase the compensation paid by it at December 31, 1994 (other than as identified on Schedule 3.2(2)) to any officer, director, agent, consultant, or employee;

          (l) Not discharge or satisfy any lien, charge or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on the Financial Statements dated December 31, 1994 (exclusive of the borrowed indebtedness specified in Section 3.2(2)(b)) or current liabilities incurred since said date in the ordinary course of business and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees and costs);

          (m) Use reasonable commercial efforts to preserve its business organization intact;

          (n) Use reasonable commercial efforts to preserve the goodwill of its suppliers, customers, and those having business relations with it;

          (o) Keep its insurable properties and assets insured in accordance with present practice;

          (p)   Maintain, keep, and preserve all of its
     properties and assets in a good condition and state of repair;

          (q) Not merge or consolidate, or obligate itself to do so, with or into any other entity;

          (r) Not enter into any transactions or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein; and

          (s) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body for money damages requiring payment by Acquiror in excess of $200,000.

          (3) Access to Records. The Acquiror will afford the Stockholders , their representatives, counsel, agents, and employees, at all reasonable times and in a manner and under circumstances which will not cause unreasonable interference with the operation of the Acquiror's business, access to all of the properties of the Acquiror and its books, files, records, insurance policies, and other corporate books and records, for the purpose of audit, inspection, and examination thereof, and will do, and cause the Acquiror to do, everything reasonable necessary to enable the Acquiror to make a complete examination of the assets and properties of the Acquiror and the condition thereof. No such examination, however, shall constitute a waiver or relinquishment on the part of the Acquiror of its right to rely upon the covenants, representations, and warranties made by the Acquiror in the provisions of this Agreement.

          (4) Consultation. The Acquiror will endeavor to keep Mediatech apprised with respect to the operation and conduct of the Acquiror's business prior to the Closing
     Date.

     Section 4.3 Undertakings of Acquiror,  Mediatech and the
Stockholders.

          (1) The Acquiror, Mediatech and the Stockholders each will hold, and will cause its respective officers, directors, employees, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the parties furnished to any other party in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a non-confidential basis by the disclosing party; (ii) in the public domain; or (iii) later lawfully acquired by the closing party from sources other than as a result of the transactions contemplated herein; provided that each party may disclose such information to its officers, directors, employees, consultants, advisors and agents in connection with the transactions contemplated by this Agreement, so long as such persons are informed of the confidential nature of such information and are directed to treat such information confidentially in accordance herewith. Each party's obligation to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. Subject to the foregoing and Section 4.3(2) below, each party shall keep confidential the terms of this Agreement and of the transactions contemplated hereby except to the extent such information is legally required to be disclosed. If this Agreement is terminated, such confidence shall be maintained and each party will, and will use its best efforts to cause its officers, directors, employees, consultants, advisors and agents to, destroy or deliver to each other party, upon request, all documents and other materials, and all copies thereof, obtained by such party in connection with this Agreement, that are subject to such confidence. The parties obligations under this Section 4.3(1) shall terminate on the Closing Date.

          (2) No press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby shall be made by the Acquiror, or the Stockholders unless the other parties shall have provided their consent to the form and substance thereof; provided, however, that nothing herein shall be deemed to prohibit any party hereto from making any disclosure which its counsel deems necessary or advisable in order to fulfill such party's disclosure obligations imposed by law.

          (3) Each party shall provide the others with adequate opportunity to conduct such reviews and examinations of the business, properties and conditions (financial and otherwise) of the others as each party shall deem prudent, provided that such investigations shall not interfere unreasonably with the normal operations of the party being reviewed.


                                 ARTICLE 5

                           CONDITIONS PRECEDENT

     Section 5.1 Conditions Precedent to Obligations of Baur and the Stockholders. Except as may be waived in writing by Baur and the Stockholders, the obligations of the Stockholders are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:


          (1) No Material Errors. The representations and warranties of the Acquiror in Paragraph 3.2 hereof shall be true and correct in all material respects as of the Closing Date, subject to any changes contemplated by this Agreement.

          (2) Opinion of Acquiror's Counsel. The Acquiror shall have delivered to the Stockholders or representative of the Stockholders the opinion, dated the Closing Date, of Acquiror's counsel, Davidson & Associates, P.C., in form attached hereto as Schedule 5.1(2).

          (3) Directors' Approval. Consummation of the transactions contemplated herein shall have been approved by the Board of Directors of Acquiror at special meetings of the Board of Directors to be held for the purpose of obtaining such approvals.

          (4) Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, including, without limitation, the consent of American National Bank and Trust Company of Chicago, Mediatech's lender, which are required to be obtained by Acquiror in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

          (5) Release of Baur Guarantees. On or before the Closing Date, Baur shall be released from all liability, whether direct or indirect, primary or secondary, as a guarantor of any indebtedness of Mediatech specified in
     Schedule 5.1(5)(A) attached hereto (the "Baur Guarantees"), or other acceptable arrangements shall have been agreed to.

          Should the creditors listed in Schedule 5.1(5)(A) refuse to release the Baur Guarantees then the Acquiror shall seek alternative sources of financing which shall be in place on or before Closing Date. Should alternative sources of financing be unavailable, and assuming the creditors do not otherwise accelerate the indebtedness, then Baur agrees to remain liable on the Baur Guarantees and continue the financing in place as listed on Schedule 5.1(5)(A) for up to one (1) year after Closing except that the Acquiror shall indemnify and hold Baur harmless from and against any liability, loss, or damage suffered as a result of action pursuant to the Baur Guarantees and shall secure said indemnification agreement with the escrow of shares of Acquiror's Common Stock equal to 150% of the indebtedness listed on Schedule 5.1(5)(A) based on the average closing market price of the Acquiror's Common Stock for the 60 trading days subsequent to the Closing Date. These additional shares of Acquiror's Common Stock shall have demand registration rights. The shares of Acquiror's Common Stock to be deposited in escrow shall be issued in the name of Acquiror and shall be treasury shares until and unless such escrowed shares are sold as hereinafter set forth. The Acquiror shall also deposit into escrow duly executed stock powers as necessary to assign such shares out of escrow if necessary to release the Baur Guarantees.

          The number of shares to be set aside in escrow as security for the indemnification pursuant to this Section 5.1(5) shall initially be the number of shares as calculated in the preceding paragraph. Should Baur so demand, at the end of any month when the number of shares set aside in escrow does not to meet or exceed total market value of 150% of the balance of the debt listed on said Schedule 5.1(5)(A) then the Acquiror shall deposit a number of additional shares of Acquiror's Common Stock as necessary to satisfy the minimum coverage requirement.

          At the end of any month when the number of shares set aside as back-up exceeds the minimum coverage requirement for the indemnification rights by ten percent (10%) or more either as a result of the reduction of the amount of debt remaining from said Schedule 5.1(5)(A) or as a result of an increase in the market value of the Acquiror's Common Stock, then the number of shares in escrow shall be reduced by a number equal to the number of shares necessary to reduce the coverage to a total of 150% of the then outstanding debt. Acquiror and Baur shall execute joint instructions to the escrow holder as set forth in Schedule 5.1(5)(C) to deposit additional shares and remove from escrow shares in excess of the minimum coverage in accordance with this Section 5.1(5).

          Not later than one (1) year after closing, Acquiror must unconditionally release the Baur Guarantees by providing a substitute guarantor, by refinancing the indebtedness listed in Schedule 5.1(5)(A) without the Baur Guarantees or by paying off all indebtedness listed on
     Schedule 5.1(5)(A). Should the Baur Guarantees not be released within one (1) year after Closing, the Acquiror shall, within ninety (90) days of the expiration of such one
     (1) year period, arrange for the sale of an adequate number of escrowed shares to pay off the Baur Guarantees. If at the end of said period, the Baur Guarantees have not been paid off and the failure did not result from mismanagement of Mediatech thereby causing the market conditions for Acquiror's Common Stock to deteriorate, then the escrow holder shall deliver out of escrow to Baur the number of shares of Acquiror's Common Stock necessary to increase Baur's ownership in Acquiror to fifty-one percent (51%). Upon delivery of such shares to Baur, the escrow shall terminate and the balance of the escrowed shares, if any, shall be returned to INDE. If there are insufficient shares of Acquiror's Common Stock in escrow to provide Baur with a fifty-one percent (51%) ownership interest, Acquiror shall issue to Baur such additional shares of Acquiror's Common Stock to raise Baur's ownership of Acquiror's Common Stock to fifty-one percent (51%).

          The obligation of the Acquiror pursuant to this Section 5.1(5) shall be evidenced by separate indemnification and escrow agreements in the forms attached as Schedules 5.1(5)(B) and 5.1(5)(C). The provisions of this Section 5.1(5) shall survive the Closing Date until such time as the Baur Guarantees are fully released.

          (6) Cancellation of Baur Loans. Prior to the Closing Date, Baur and Mediatech will cancel all debt and loans due to Baur from Mediatech as further specified in Mediatech's Financial Statements, except for accrued rental payments owed by Mediatech to Baur and/or the development companies which own the real estate which Mediatech is presently leasing, and will issue additional shares of Mediatech Common Stock to Baur in full satisfaction of such indebtedness due Baur.

          (7) Compliance with Agreements. The Acquiror shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

          (8) Certificate of Officers. The Acquiror shall have delivered to the Stockholders a certificate dated the Closing Date, executed in its corporate name by, and verified by, the oath of its President or any Vice President and its Secretary or an Assistant Secretary, certifying to the fulfillment of the conditions specified in this Section 5.1.

          (9) No Restraining Action. No action or proceeding by any governmental body or agency shall have been threatened, asserted, or instituted to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

          (10) No Contracts Terminated. The Acquiror shall not have had any contract or contracts, which in the aggregate would materially affect their respective businesses, terminated prior to the Closing Date.

          (11) No Damage to Assets. At the Closing Date, the machinery, equipment, inventory, or other tangible property of the Acquiror shall not have suffered loss or damage on account of fire, flood, accident, act of war, civil commotion, or any other cause or event beyond the reasonable power and control of the Acquiror (whether or not similar to the foregoing), to an extent which substantially affects the value of the properties and assets of the Acquiror. Loss or damage shall be considered to affect substantially the value of said properties and assets within the meaning of this paragraph if the book value of such properties and assets so lost or damaged exceeds five percent (5%) in book value of all such tangible properties and assets.

          (12) Amendments to the Acquiror's 1992 Stock Option Plan. Subsequent to the Closing, Acquiror shall take whatever action is necessary to amend its 1992 Stock Option Plan to provide (i) for the issuance of the stock options to Thomas H. Baur and Robert E. Derham as provided in Section 5.2(11) and (ii) that employees of the Acquiror's wholly owned subsidiaries are eligible participants under the plan.

          (13) Schedules Delivered. All schedules and exhibits to this Agreement and all outstanding due diligence documents to be delivered by each party shall have been delivered in a form and substance reasonably satisfactory to each party and such schedules shall not disclose a material adverse change from the Acquiror's most recent Annual Report of Form 10-KSB and Quarterly Report on Form 10-QSB or Mediatech's Financial Statements.

     Section 5.2 Conditions Precedent to Obligations of Acquiror. Except as may be waived in writing by the Acquiror, all of the obligations of the Acquiror under this Agreement are subject to fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

          (1) No Material Errors. The representations and warranties of Mediatech in Paragraph 3.1 hereof shall be true and correct as of the Closing Date, subject to any changes contemplated by this Agreement.

          (2) Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, if any, which are required to be obtained by the Stockholders or Mediatech in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

          (3) Dissenter's Rights. Declining Stockholders shall not have dissenter's rights.

          (4)   Compliance With Agreement.   Each Stockholder
     shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by them prior to or on the Closing Date.

          (5) Stockholders' Common Stock. No Stockholder will create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind on the shares of Mediatech's Common Stock which will be assigned, transferred, and delivered to the Acquiror at the Closing on the Closing Date.

          (6) Certificate of Baur . Baur shall have delivered to the Acquiror a certificate, dated the Closing Date, certifying to the fulfillment of the conditions specified in this Section 5.2.

          (7) Stockholders' Certificate. At Closing, each non-Declining Stockholder shall deliver a certificate to the Acquiror substantially in the form of Schedule 5.2(7).

          (8) Opinion of Baur's and Mediatech's Counsel. Baur shall have delivered to the Acquiror an opinion of Wildman, Harrold, Allen & Dixon, counsel for Baur and Mediatech dated the Closing Date, in the form attached hereto as Schedule 5.2(8).

          (9) All of Mediatech's Common Stock. The aggregate number of shares of Mediatech's Common Stock held by the non-Declining Stockholders at the Closing on the Closing Date shall constitute at least 93% of all of the issued and outstanding Common Stock of Mediatech, and, except as provided in Sections 4.1(2)(h) and 5.1(6), no additional shares will be issued before the Closing Date.

          (10) No Restraining Action. No action or proceeding by any governmental body or agency shall have been threatened, asserted, or instituted to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

          (11) No Contracts Terminated. Mediatech shall not have had any contract or contracts, which in the aggregate would materially affect its business, terminated prior to the Closing Date.

          (12) No Damage to Assets. At the Closing Date the machinery, equipment, inventory, or other tangible property of Mediatech shall not have suffered loss or damage on account of fire, flood, accident, act of war, civil commotion, or any other cause or event beyond the reasonable power and control of Mediatech or the Stockholders (whether or not similar to the foregoing), to an extent which substantially affects the value of the properties and assets of Mediatech. Loss or damage shall be considered to affect substantially the value of said properties and assets within the meaning of this paragraph if the book value of such properties and assets so lost or damaged exceeds five percent (5%) in book value of all such tangible properties and assets.

          (13)  Employment Agreements.  Thomas H. Baur and Robert
     E. Derham shall both be living on the Closing Date, shall not be incapacitated so as to render them unavailable for employment by the Acquiror and shall execute or assign to the Acquiror on the Closing Date, Employment Agreements in the form mutually acceptable to the Acquiror, Baur and Derham.


                                 ARTICLE 6

                          POST CLOSING COVENANTS

       Section 6.1 Unregistered Securities/Exemption from
Registration:  In order to induce the Acquiror to issue
Acquiror's Common Stock to the Stockholders:

          (1) Each Stockholder acknowledges that the shares of the Acquiror's capital stock to be delivered to it pursuant to this Agreement have not and are not being registered under the Securities Act of 1933, hereinafter referred to as the 1933 Act, as amended, and that accordingly such stock is not fully transferable except as permitted under various exemptions contained in the 1933 Act and the rules of the Securities and Exchange Commission interpreting said Act. The provisions contained in this Section 6.1 are intended to ensure compliance with the 1933 Act.

          (2) Each Stockholder covenants, warrants, and represents that the shares of the Acquiror's capital stock that will be issued to him pursuant to this Agreement, will not be offered, sold, assigned, pledged, hypothecated, transferred, or otherwise disposed of except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder.

          (3) Each Stockholder represents and warrants to the Acquiror that he is acquiring the shares of the Acquiror's capital stock to be issued to him under this Agreement for his own account, for investment, and not with a view to the resale or other distribution thereof; that he presently has no intention of selling, transferring, hypothecating, or otherwise disposing of all or any part of such shares at any particular time, for any particular price, or upon the happening of any particular event or circumstance; and that the Acquiror is relying upon the truth and accuracy of these covenants, warranties, and representations in issuing said shares without first registering the same under the 1933 Act.

          (4) Each Stockholder agrees not to sell, transfer, hypothecate, or otherwise dispose of any of the shares of the Acquiror's capital stock he receives pursuant to this Agreement unless and until he (a) shall have presented the Acquiror with a written legal opinion in form and substance satisfactory to counsel for the Acquiror to the effect that said disposition is permissible under the terms of the 1933 Act and regulations interpreting said Act; (b) shall have complied with the registration and prospectus requirements of the 1933 Act relating to such disposition; or (c) shall have presented the Acquiror satisfactory evidence that such transfer will comply with Rule 144 under the Securities Act of 1933 and therefore will be exempt from registration under
     Section 4(1) of such Act. Each Stockholder further agrees that the certificates evidencing the shares he will receive shall contain the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED WITH RESPECT TO SUCH SHARES, IS THEN IN EFFECT OR ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS THEN IN FACT APPLICABLE TO SUCH OFFER OR SALE.

     The Acquiror shall also place a "stop transfer" order against transfer of the shares until one of the conditions set forth above has been met.

          (5) If at any time in the future any of the Stockholders should offer, sell, assign, pledge, hypothecate, transfer, or otherwise dispose of any of such shares of capital stock without registration under the 1933 Act, as amended, or such similar federal statute as may then be in effect, such Stockholder does hereby agree to indemnify and hold harmless the Acquiror against and from any and all claims, liabilities, penalties, costs, and expenses that may be asserted against or suffered by the Acquiror as a result of such disposition.

     Section 6.2 Lock-Up.   The Stockholders agree that they will
not sell, directly or indirectly, any Common Stock received pursuant to Section 1.1 for a period of one (1) year from the Closing Date. After the expiration of the one (1) year lock-up period, the Stockholders agree that they will jointly limit any sales of Common Stock to $183,000 per calendar month until the date which is three years after the Closing Date. The Stockholders shall determine by mutual agreement what proportion of each Stockholder's shares of Common Stock shall be included in sales permitted by this Section 6.1. In the event the Stockholders cannot agree, the number of shares of Common Stock permitted to be sold by the Stockholders hereunder shall be based upon their proportionate interests in Acquiror on the Closing Date. The Stockholders may jointly elect to defer sales in any given calendar month for up to a maximum of three calendar months. During subsequent months, deferred sales may be added to current sales, but not in excess of an amount equal to the equivalent of an additional $183,000 each month until the deferrals have been caught up. After the date which is three (3) years after the Closing Date, the Stockholders are free to sell any number of the remaining shares of Common Stock without restriction. The provisions of this Section 6.1 are exclusive of any sales of Common Stock by the Stockholders made pursuant to the piggyback registration rights which are granted as part of
Section 6.4 of this Agreement. This lock-up provision will automatically terminate for any Stockholder whose employment with Mediatech or Acquiror is terminated without cause (as defined in such Stockholder's employment agreement) after the Closing Date.

     Section 6.3 Reports Under Securities Exchange Act of 1934. With a view to making available to the Stockholders the benefits of Rule 144 and 145 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Stockholder to sell securities of the Acquiror to the public without registration or pursuant to a registration on Form S-3, the Acquiror agrees to:

          (1) make and keep public information available, as those terms are understood and defined in Rule 144;

          (2) file with the SEC in a timely manner all reports and other documents required of the Acquiror under the Act and the 1934 Act; and

          (3) furnish to any Stockholder, so long as the Stockholder owns any Common Stock, forthwith upon request
     (i) a written statement by the Acquiror that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Acquiror and such other reports and documents so filed by the Acquiror, and (iii) such other information as may be reasonably requested in availing any Stockholder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     Section 6.4 Registration Rights. The Company shall have entered into the registration rights agreement substantially in the form attached hereto as Schedule 6.4(1).


                                 ARTICLE 7

           NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

       Section 7.1 Nature and Survival of Representations and Warranties. All statements of fact contained herein, any certificate or schedule delivered by or on behalf of Mediatech or Acquiror pursuant to the terms hereof, shall be deemed representations and warranties made by Mediatech and the Acquiror, respectively, to each other under this Agreement. For purposes of this Paragraph 7.1 only, any party or other person seeking to enforce, or claiming the benefit of, any representation and warranty hereunder is called a Claimant, and any party or other person against which right is claimed is called a Defendant. All representations and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties; provided, however, that all representations and warranties shall terminate and expire, and be without further force and effect whatever from and after two years from the date of closing, hereinafter referred to as the Expiration Date, and neither party hereto shall have liability whatsoever on account of any inaccurate representation or warranty or for any breach of warranty, unless Claimant shall on or prior to said date, serve written notice on Defendant, with a copy to Defendant's counsel herein, setting forth in reasonable detail any claims (and to the extent possible an estimate of the damages) which Claimant may have under this Agreement.


                                 ARTICLE 8

                               MISCELLANEOUS

       Section 8.1 Amendment and Waiver. This Agreement may be amended or modified at any time and in all respects by an instrument in writing executed by Baur and the Presidents of Acquiror and Mediatech and the Stockholders as follows:

          (1) Extension of Time. To extend the time for the performance of any of the obligations of the Acquiror, Baur, or the Stockholders.

          (2) Waiving Inaccuracies. To waive any inaccuracies and representations by the Acquiror, Baur, or the Stockholders contained in this Agreement or any document delivered pursuant hereto.

          (3) Waiving Compliance With Covenants. To waive the fulfillment of any condition that is precedent to the performance by the Acquiror, Baur, or the Stockholders so waiving of any of its obligations under this Agreement.

     Section 8.2 Board of Directors. At the Closing Date the Board of Directors of the Acquiror ("Directors") will appoint one
(1) person to its Board as directed by Baur until the next meeting of shareholders. The Directors agree to nominate the appointee on their proposed slate of directors, for shareholder approval, for a period of three (3) years. The Acquiror shall procure on or before the Closing Date, a directors' or officers' liability insurance policy in the amount of not less than $1,000,000, if such insurance can be obtained at a reasonable cost as determined by the Acquiror, and shall maintain the same for as long as Mediatech's designees remain on the Board of Directors.

     Section 8.3 Covenants Not to Compete. Except for the research and development activities related to a venture known as Advanced Media Technologies, which activities have been and are continued to be funded by Baur, Mediatech and Baur represent and warrant that all research and business development activities related to Mediatech's business have been conducted by Mediatech, are currently owned by Mediatech, have been disclosed to the Acquiror and are listed on Schedule 8.3 or specified elsewhere in this Agreement. Furthermore, upon termination of their employment pursuant to the Employment Agreements specified in
Section 5.2(11), Mr. Baur and Mr. Derham agree to a two (2) year covenant not to compete pursuant to the terms set forth in their Employment Agreements.

     Section 8.4 Assignment. Neither this Agreement nor any right created hereby shall be assignable by Baur, Mediatech, or the Stockholders (or their successors in interest) or the Acquiror without the prior written consent of the others, except by the laws of succession. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors, assigns, heirs, executors, administrators, or personal representations, any rights or remedies under or by reason of this Agreement.

     Section 8.5 Notices. Any notice, communication, request, reply, or advice, hereinafter severally and collectively called "notice," in this Agreement provided or permitted to be given, made, or accepted by either party to the other must be in writing and may be given or be served by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer of such party. Notice deposited in the mail in the manner hereinabove described shall be effective only if an when received by the parties to be notified. For purposes of notice the addresses of the parties shall, until changed as hereinafter provided, be as follows:

       (1)   If to Acquiror:

             Attn: Lewis K. Eisaguirre
             Independent TeleMedia Group, Inc.
             15303 Ventura Boulevard, Suite 1095
             Sherman Oaks, CA 91403

             with a copy to:

             Davidson & Associates, P.C.
             Attn: Roger V. Davidson
             1375 Walnut, Suite 200
             Boulder, CO  80302

       (2)   If to Baur or Mediatech:

             Mediatech, Inc.
             110 West Hubbard
             Chicago, IL 60610
             Attn:  Thomas H. Baur and Robert E. Derham

             with a copy to:

             Mark W. Hianik
             Wildman, Harrold, Allen & Dixon
             225 West Wacker Drive
             Chicago, IL 60606-1229

       (3)   If to Scheer:

             William Scheer
             2633 N. Southport
             Chicago, IL 60614

             with a copy to:

             Michael B. Fischer
             Rudnick & Wolf
             Suite 1800
             203 N. LaSalle Street
             Chicago, IL 60601

       (4)   If to Wouters:

             Peter Wouters
             Mediatech, Inc.
             6343 Gross Point Road
             Niles, IL 60714

             with a copy to:

             __________________
             __________________
             __________________

or at such other addresses as any party may have advised the others in writing.

     Section 8.6 Paragraph and Other Headings. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 8.7 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect other provisions of this Agreement, but this Agreement shall be constructed as if such invalid, illegal, or unenforceable provisions had never been contained therein.

     Section 8.8 Colorado Law to Apply. This Agreement shall be construed under and in accordance with the laws of the State of Colorado.

     Section 8.9 Parties in Interest. This Agreement shall be binding on and inure to the benefit of and be enforceable by the stockholders and the Acquiror, their respective heirs, executors, administrators, legal representatives, successors, and assigns except as otherwise expressly provided herein.

     Section 8.10 Attorneys' Fees. If any action at law or inequity, including an action declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such on or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

     Section 8.11 Counterparts. This Agreement and all other copies of this Agreement insofar as they relate to the rights, duties, and remedies of parties, shall be deemed to be one agreement. This Agreement may be executed concurrently in one or more counterparts, each which shall be deemed an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be treated as original until replaced by the original copy which shall then be substituted.

     Section 8.12 Integrated Agreement. This Agreement constitutes the entire agreement between the parties hereto, and there are no agreements, understandings, restrictions, warranties, or representations between the parties other than those set forth herein or herein provided for.

       IN WITNESS WHEREOF, this Stock Purchase Agreement has been executed the day and year set forth above.

                                ACQUIROR:

                                INDEPENDENT TELEMEDIA GROUP, INC.


                                By:



                                   Its:



Attest:
____________________________________
Its:




                              THE STOCKHOLDERS:





                              Thomas H. Baur





                              William Scheer





                              Peter Wouters



                              For purposes of Sections 3.1, 4.1,
                              7.1 and 8.3 only:

                              MEDIATECH, INC.



                              By:

                                  Robert E. Derham, Managing
                                  Director


                                   SCHEDULE 3.1(3)

                                         TO

                          INDEPENDENT TELEMEDIA GROUP, INC.

                                          &

                                   MEDIATECH, INC.



                        PLAN AND AGREEMENT OF REORGANIZATION



                          MEDIATECH, INC. STOCKHOLDERS LIST


NAME, ADDRESS AND SOCIAL                NUMBER OF SHARES
SECURITY NO. OF SHAREHOLDER             OF MEDIATECH, INC.

Thomas H. Baur                          183*
Mediatech, Inc.
110 West Hubbard Street
Chicago, Illinois  60610

Peter Wouters                           10
Mediatech, Inc.
6343 Gross Point Road
Niles, Illinois  60714

William Scheer                          4
2633 N. Southport
Chicago, Illinois  60614

*Additional shares to be issued to Mr. Baur in satisfaction of his outstanding loans to the company.